             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
            Securities and Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant                    [X]
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Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

                  Intercapital Quality Municipal Income Trust
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                (Name of Registrant as Specified in its Charter)

                                Lou Anne McInnis
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

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                                PRELIMINARY COPY
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                  INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 20, 1998


     The Annual Meeting of Shareholders of INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on October 20, 1998, at 11:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

          1. To elect three (3) Trustees to serve until the year 2001 Annual Meeting, or until their successors shall have been elected and qualified;

          2. To ratify or reject the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending October 31, 1998;

          3. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

          4. To transact such other business as may properly come before the Meeting or any adjournments thereof.


MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:


     To elect one (1) Trustee to serve until the year 2001 Annual Meeting or until his successor shall have been elected and qualified.

     Shareholders of record as of the close of business on July 31, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                                           BARRY FINK,
                                                            Secretary

August   , 1998
New York, New York

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                                   IMPORTANT

    YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                  INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                                 -------------
                                PROXY STATEMENT
                                 -------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 20, 1998


     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 20, 1998 (the "Meeting"), and at any adjournments thereof. The first mailing of this proxy statement is expected to be made on or
about August   , 1998.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all shareholders ("Shareholders") and for the nominee to be elected by only the preferred shareholders ("Preferred Shareholders") and in favor of Proposal 2 and against Proposal 3. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record as of the close of business on July 31, 1998, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On July 31, 1998, there were
outstanding      Common Shares of beneficial interest and 4,160 Preferred
Shares of beneficial interest of the Trust, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of mailing and printing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") (formerly named Dean Witter InterCapital Inc.), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust.

     William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co. additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by the Trust.


                           (1) ELECTION OF TRUSTEES

     The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. At the Meeting, three Trustees (Edwin J. Garn, Michael E. Nugent and Philip J. Purcell) are to be elected to the Trust's Board of Trustees, by the holders of the Common Shares and Preferred Shares voting together as a single class, to serve until the year 2001 Annual Meeting, in accordance with the Trust's Declaration of Trust. Additionally, pursuant to the Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one Trustee (John R. Haire) is to be elected to the Trust's Board of Trustees by the holders of the Preferred Shares voting separately as a single class.

     Seven of the current Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trust and MSDW Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected previously by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why any of the said nominees would be unable or unwilling to accept nomination or election. The election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Johnson, Hedien and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In addition, the Board has further determined that one each of the Class I Trustees and the Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire have been designated as the nominees to be elected to the Trust's Board of Trustees by the Preferred Shareholders, the term of each to expire with his designated Class. In accordance with the above, the Trustees in Class III are standing for election at this Meeting and, if elected, will serve until the year 2001 Annual Meeting or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 31, 1998 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 86 investment companies, including the Trust, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 11 investment companies for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

     The nominees for Trustee to be elected at the Meeting by all Shareholders are:

     EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 65; Director or Trustee of the Morgan Stanley Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Covey (time management systems) and John Alden Corp. (health insurance), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the board of various civic and charitable organizations.

     MICHAEL E. NUGENT, Trustee since July, 1992; age 62; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

     PHILIP J. PURCELL, Trustee since April, 1994; age 54; Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley Dean Witter & Co. ("MSDW"), DWR and Novus Credit Services Inc.; Director of Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"); Director or Trustee of the Morgan Stanley Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.

     The nominee for Trustee to be elected at the Meeting by only the Preferred Shareholders is:

     JOHN R. HAIRE, Trustee since July, 1992, age 73; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds; Chairman of the Audit Committee and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978).

     The Trustees who are not standing for reelection at the Meeting are:

     MICHAEL BOZIC, Trustee since April, 1994; age 57; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director and Trustee of the Morgan Stanley Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee since June, 1991; age 65; Chairman, Director or Trustee, President and Chief Executive Officer of the Morgan Stanley Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and MSDW Distributors, Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or Officer of various MSDW subsidiaries (until June, 1998).

     WAYNE E. HEDIEN, age 64; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March, 1993-December, 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July, 1989-December, 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee since July, 1991; age 49; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995), Greenwich Capital Markets Inc. (broker-dealer) and NVR (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

     JOHN L. SCHROEDER, Trustee since April, 1994; age 67; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995).

     The executive officers of the Trust other than shown above are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Robert M. Scanlan, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg, Gerard J. Lian and Joseph Arcieri are Vice Presidents of the Trust and Marilyn K. Cranney, Lou Anne D. McInnis, Ruth Rossi, Carsten Otto, Frank Bruttomesso and Todd Lebo serve as Assistant Secretaries. Mr. Fink is 43 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February, 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and (since August, 1996) Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously First Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors. Mr. Merin is 44 years old and is currently President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries. Mr. Scanlan is 62 years old and is currently President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services; he is also Executive Vice President of MSDW Distributors and Executive Vice President and Director of MSDW Trust. Mr. McAlinden is 55 years old and is currently Executive Vice President of MSDW Advisors and Director of MSDW Trust (since April, 1996); he is also Chief Investment Officer of MSDW Advisors. He was previously Senior Vice President of MSDW Advisors (June, 1995-April, 1996). He was formerly a Managing Director of Dillon Reed. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August, 1995) and a Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Willison is 54 years old and is currently Senior Vice President of MSDW Advisors. Mr. Caloia is 52 years old and is currently First Vice President of MSDW Advisors and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Avelar is 39 years old and is currently Senior Vice President of MSDW Advisors. Mr. Lian is 43 years old and is currently Vice President of MSDW Advisors. Mr. Page is 51 years old and is currently Senior Vice President of MSDW Advisors. Ms. Stromberg is 49 years old and is currently Vice President of MSDW Advisors. Mr. Arcieri is 49 years old and is currently Vice President of MSDW Advisors. Other than Mr. Giambrone and Mr. McAlinden, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the
date of this proxy statement, there are a total of    Morgan Stanley Dean
Witter Funds, comprised of     portfolios. As of June 30, 1998, the Morgan
Stanley Dean Witter Funds had total net assets of approximately $   billion and
more than six million shareholders.

     Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust's system of internal controls.

     Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     For the fiscal year ended October 31, 1997, the Board of Trustees of the
Trust held   meetings, and the Audit Committee, the Committee of the
Independent Trustees and the Derivatives Committee of the Trust held , and meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1998, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds (and, if applicable, the TCW/DW Funds) was
approximately $    million.

     As of the record date for this meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES


     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Trust paid him an additional annual fee of $1,200.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Fund for the fiscal year ended October 31, 1997.

                               TRUST COMPENSATION

                                                                 AGGREGATE
                                                                COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                    FROM THE TRUST
---------------------------                                    --------------
Michael Bozic .................................................    $1,700
Edwin J. Garn .................................................     1,900
John R. Haire .................................................     3,850
Wayne E. Hedien ...............................................       482
Dr. Manuel H. Johnson .........................................     1,850
Michael E. Nugent .............................................     1,900
John L. Schroeder .............................................     1,900

     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.

    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                        FOR SERVICE AS
                                                                         CHAIRMAN OF
                                                                         INDEPENDENT       FOR SERVICE AS       TOTAL CASH
                                 FOR SERVICE                              DIRECTORS/         CHAIRMAN OF       COMPENSATION
                               AS DIRECTOR OR       FOR SERVICE AS       TRUSTEES AND        INDEPENDENT      FOR SERVICES TO
                                 TRUSTEE AND          TRUSTEE AND           AUDIT             TRUSTEES       84 MORGAN STANLEY
                              COMMITTEE MEMBER     COMMITTEE MEMBER    COMMITTEES OF 84       AND AUDIT         DEAN WITTER
NAME OF                     OF 84 MORGAN STANLEY     OF 14 TCW/DW       MORGAN STANLEY    COMMITTEES OF 14     FUNDS AND 14
INDEPENDENT TRUSTEE           DEAN WITTER FUNDS          FUNDS        DEAN WITTER FUNDS     TCW/DW FUNDS       TCW/DW FUNDS
-------------------           -----------------          -----        -----------------     ------------       ------------
Michael Bozic ............        $133,602                   --                  --                 --           $133,602
Edwin J. Garn ............         149,702                   --                  --                 --            149,702
John R. Haire ............         149,702              $73,725            $157,463            $25,350            406,240
Wayne E. Hedien ..........          39,010                   --                  --                 --             39,010
Dr. Manuel H. Johnson              145,702               71,125                  --                 --            216,827
Michael E. Nugent ........         149,702               73,725                  --                 --            223,427
John L. Schroeder ........         149,702               73,725                  --                 --            223,427

     As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Fund for the fiscal year ended October 31, 1997 and by the 57 Morgan Stanley Dean Witter Funds (including the Trust) for the year ended December 31, 1997, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of October 31, 1997 and from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------                                     ESTIMATED ANNUAL
                                     ESTIMATED                             RETIREDMENT BENEFITS              BENEFITS
                                      CREDITED                             ACCRUED AS EXPENSES          UPON RETIREMENT(2)
                                       YEARS           ESTIMATED      -----------------------------   ---------------------
                                   OF SERVICE AT     PERCENTAGE OF                     BY ALL           FROM      FROM ALL
                                     RETIREMENT         ELIGIBLE       BY THE         ADOPTING           THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION      TRUST           FUNDS           TRUST       FUNDS
-------------------------------   ---------------   ---------------   --------   ------------------   --------   ----------
Michael Bozic .................          10               58.82%       $  388       $   20,499         $  875     $ 55,026
Edwin J. Garn .................          10               58.82           577           30,878            875       55,026
John R. Haire .................          10               58.82         1,527          (19,823)(3)      2,211      132,002
Wayne E. Hedien ...............           9               50.00             0                0            794       46,772
Dr. Manuel H. Johnson .........          10               58.82           233           12,832            875       55,026
Michael E. Nugent .............          10               58.82           436           22,546            875       55,026
John L. Schroeder .............           8               49.02           667           39,350            729       46,123

-------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER AND THE INVESTMENT MANAGEMENT AGREEMENT

     MSDW Advisors serves as the investment manager for the Trust pursuant to an investment management agreement entered into between the Trust and MSDW Advisors dated May 31, 1997 (the "Management Agreement") which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Management Agreement was approved by the Board of Trustees of the respective Trust on February 21, 1997 and by the Trust's Shareholders at a Special Meeting of Shareholders held on May 20, 1997. The Management Agreement supersedes an earlier investment management agreement between the Trust and MSDW Advisors and is identical in all material respects, including fees payable by the Trust thereunder, to the earlier investment management agreement, except for the dates of effectiveness and termination.


THE MANAGEMENT AGREEMENT

     The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

     Under the Management Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program, charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues for industry associations; interest payable on the Trust's borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Management Agreement.

     The Investment Manager pays the compensation of the officers of the Trust who are also directors, officers or employees of the Investment Manager and provides the Trust with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Management Agreement, the Trust pays the Investment Manager compensation which is accrued weekly and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets. For the fiscal year ended October 31, 1997, the Trust accrued to the Investment Manager pursuant to the Management Agreement, total compensation of $2,568,624. The net assets of the Trust totalled $742,503,958 at October 31, 1997. The administrative services called for under the Management Agreement are performed by MSDW Services, a wholly-owned subsidiary of MSDW Advisors, pursuant to a Services Agreement between MSDW Advisors and MSDW Services.

     The Management Agreement will continue in effect for an initial term ending April 30, 1999 and will continue in effect from year to year thereafter provided such continuance is approved by the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

     The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or by a vote of a majority of the outstanding voting securities (Common Shares and Preferred Shares voting together as a single class) of the Trust, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.


THE INVESTMENT MANAGER

     Morgan Stanley Dean Witter Advisors Inc. is the Trust's investment manager. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Robert M. Scanlan, President and Chief Operating Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Scanlan and Fink are described in the preceding paragraph under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to that of the Trust and sets forth the fees payable to MSDW Advisors by such companies, including the Trust, and their net assets as of July 31, 1998.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     During the fiscal year ended October 31, 1997, the Trust accrued to MSDW Trust, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $164,585.


AFFILIATED BROKERAGE

     Because DWR, Morgan Stanley & Co. Incorporated and MSDW Advisors are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Trust. During the fiscal year ended October 31, 1997, the Trust did not pay any brokerage commissions to DWR and Morgan Stanley & Co. Incorporated.

     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees have unanimously selected the firm of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending October 31, 1998. Its selection is being submitted for ratification or rejection by shareholders at the meeting. PricewaterhouseCoopers LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

           (3) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE THAT EACH TRUSTEE, WITHIN THIRTY DAYS
                 OF ELECTION, BECOME A SHAREHOLDER OF THE TRUST

     The Trust has been informed by Carol W. Mullett, 239 East Shore Drive, Lake Toxaway, North Carolina 28747, a shareholder of record who owned
Common Shares at July 31, 1998 (the "Proponent"), that she intends to submit the following proposal at the meeting:

     "RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within thirty days of election, become a shareholder of the Trust."

     The Proponent has requested that the following statement be included in support of her proposal:

     I believe that the Trustees could better understand and represent our interests if they were shareholders themselves. Yet not one of the Trustees owns a single share of our Trust. In fact, no Trustee has EVER been a shareholder. You can read below a litany of excuses seeking to convince you that you are somehow better off because the Trustees WILL NOT invest in our Trust. Let's look at their excuses: I call them the THREE LITTLE FIGS.

     Fig Leaf #1 -- "The Trustees have adopted a policy" which requires "each Trustee... to invest at least $25,000 in any of the Funds." Sounds good but they unanimously refuse to invest less than $10 in our Trust. Amazing but true -- the Trustees can meet their requirement with money market funds! By the way, they adopted this policy only after my proposals. This is the scantiest of the fig leaves.

     Fig Leaf #2 -- "The Trust's objectives and policies may not be appropriate for a Trustee." Isn't it strange that apparently not one of the Trustees shares our interest in tax-free income. And remember, they can meet our proposed requirement by investing less than $10. Aw, come on guys.

     Fig Leaf #3 -- "Any policy which requires the Trustees to own shares of a specific Fund... could logically be extended to all Funds." This excuse is pure smoke since my proposal applies only to InterCapital Quality Municipal Income Trust and has no bearing on any other company. However, will logic oblige the Trustees to invest in all the Funds if my proposal passes? Impaled on a fig leaf?

     I hope you will vote for my proposal and encourage the Trustees to join us as stockholders so they can share the risks and rewards of our investment.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.


RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Proponent or Mr. Edwin Mullett has previously requested that a similar proposal be included in the proxy statement relating to two previous annual meetings. The proposal was included and failed to obtain sufficient votes to be adopted by shareholders. The Trustees determined to oppose the proposal. The Trustees considered whether a share ownership requirement for Trustees such as that proposed by the Proponent was in the best interests of the Trust and its shareholders and they concluded that it was not. The Trustees continue to adhere to this view. The reasons for the Trustees' decision are, once again, reiterated below.


THE SHARE OWNERSHIP POLICY

     The Trustees have adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Complex, including the Trust (and, if applicable, in the TCW/DW Funds), on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this proxy statement, each Trustee is in compliance with the policy. As of June 30, 1998, the total value of shares of the Morgan Stanley Dean Witter Funds (and, if applicable, the TCW/DW Funds)
owned by the Trustees and/or their spouses was approximately $       million.


REASONS FOR OPPOSING THE SHAREHOLDER PROPOSAL

     The share ownership policy requires the Trustees to make a significant investment in the Funds in the Morgan Stanley Dean Witter complex, which includes the Trust (and, if applicable, the TCW/DW Funds), while allowing the Trustees to select the specific Funds that meet their individual investment needs. As stated in the two previous years' proxy statements, the Trustees believe it is not necessary to own shares of this particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

     The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Morgan Stanley Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds given the large number of Funds in the complex. The Trustees believe that having the same Trustees for each of the Morgan Stanley Dean Witter

Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

     For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

     The affirmative vote of the holders of a majority of each of the common and preferred shares outstanding and entitled to vote at the Meeting, each voting as a separate class, is required for the approval of the shareholder proposal.


                            ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual
Meeting of Shareholders must be received no later than April   , 1999, for
inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     The Trust's Annual Report, for its fiscal year ended October 31, 1997, and its most recent Semi-Annual Report succeeding the Annual Report, have been sent previously to Shareholders and are available without charge upon request from Adrienne Ryan-Pinto at Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-NEWS) (toll-free).


                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                           By Order of the Board of Trustees

                                                      BARRY FINK
                                                       Secretary

                 (This page has been left blank intentionally.)

                                                                       APPENDIX

     MSDW Advisors serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust. Set forth below is a chart showing the net assets of each such investment company as of July 31, 1998 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                       CURRENT INVESTMENT
                                                                         MANAGEMENT OR
                                                                      ADVISORY FEE RATE(S)
                                                NET ASSETS              AS A PERCENTAGE
                                              AS OF 07/31/98             OF NET ASSETS
                                              --------------             -------------
1.  MORGAN STANLEY DEAN WITTER
    CALIFORNIA TAX-FREE INCOME FUND* ....... $                  0.55% on assets up to $500
                                                                million, scaled down at
                                                                various asset levels to 0.45%
                                                                on assets over $1.25 billion
2.  MORGAN STANLEY DEAN WITTER LIMITED
    TERM MUNICIPAL TRUST* ..................                    0.50%

3.  MORGAN STANLEY DEAN WITTER
    MULTI-STATE MUNICIPAL SERIES TRUST* ....                    0.35%

4.  MORGAN STANLEY DEAN WITTER
    NEW YORK TAX-FREE INCOME FUND* .........                    .55% on assets up to $500
                                                                million and 0.525% on assets
                                                                over $500 million
5.  MORGAN STANLEY DEAN WITTER
    TAX-EXEMPT SECURITIES TRUST* ...........                    0.50% on assets up to $500
                                                                million, scaled down at
                                                                various asset levels to 0.325%
                                                                on assets over $1.25 billion
6.  INTERCAPITAL CALIFORNIA INSURED
    MUNICIPAL INCOME TRUST** ...............                    0.35%

7.  INTERCAPITAL CALIFORNIA QUALITY
    MUNICIPAL SECURITIES** .................                    0.35%

8.  INTERCAPITAL INSURED CALIFORNIA
    MUNICIPAL SECURITIES** .................                    0.35%

9.  INTERCAPITAL INSURED MUNICIPAL BOND
    TRUST** ................................                    0.35%

10. INTERCAPITAL INSURED MUNICIPAL
    INCOME TRUST** .........................                    0.35%

11. INTERCAPITAL INSURED MUNICIPAL
    SECURITIES** ...........................                    0.35%

12. INTERCAPITAL INSURED MUNICIPAL
    TRUST** ................................                    0.35%

13. INTERCAPITAL NEW YORK QUALITY
    MUNICIPAL SECURITIES** .................                    0.35%

14. INTERCAPITAL QUALITY MUNICIPAL
    INCOME TRUST** .........................                    0.35%

                                                                       CURRENT INVESTMENT
                                                                         MANAGEMENT OR
                                                                      ADVISORY FEE RATE(S)
                                                NET ASSETS              AS A PERCENTAGE
                                              AS OF 07/31/98             OF NET ASSETS
                                              --------------             -------------
15. INTERCAPITAL QUALITY MUNICIPAL
    INVESTMENT TRUST** ..................... $                   0.35%

16. INTERCAPITAL QUALITY MUNICIPAL
    SECURITIES** ...........................                     0.35%

17. MUNICIPAL INCOME TRUST** ...............                     0.35% on assets up to $250
                                                                 million and 0.25% on assets
                                                                 over $250 million

18. MUNICIPAL INCOME TRUST II** ............                     0.40% on assets up to $250
                                                                 million and 0.30% on assets
                                                                 over $250 million

19. MUNICIPAL INCOME TRUST III** ...........                     0.40% on assets up to $250
                                                                 million and 0.30% on assets
                                                                 over $250 million

20. MUNICIPAL INCOME OPPORTUNITIES
    TRUST** ................................                     0.50%

21. MUNICIPAL INCOME OPPORTUNITIES
    TRUST II** .............................                     0.50%

22. MUNICIPAL INCOME OPPORTUNITIES
    TRUST III** ............................                     0.50%

23. MUNICIPAL PREMIUM INCOME TRUST** .......                     0.40%

24. MORGAN STANLEY DEAN WITTER SELECT
    MUNICIPAL REINVESTMENT FUND*** .........                     0.50%

25. MORGAN STANLEY DEAN WITTER HAWAII
    MUNICIPAL TRUST* .......................                     0.35%(1)

----------
*     Open-end investment company

**    Closed-end investment company

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) MSDW Advisors has undertaken, until January 1, 1999, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Morgan Stanley Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                  INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Income Trust on October 20, 1998, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth
in the Notice of Meeting dated August   , 1998 as follows:



                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
    PLEASE MARK VOTES AS
[X] IN THE EXAMPLE USING
    BLACK OR BLUE INK                                          PREFERRED SHARES

                                                                        FOR ALL
                                                       FOR   WITHHOLD   EXCEPT
1. Election of three (3) Trustees:                     [ ]     [ ]        [ ]

   Edwin J. Garn,   Michael E. Nugent,   Philip J. Purcell

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

   ELECTION OF PREFERRED TRUSTEE:

                                                       FOR   WITHHOLD
   JOHN R. HAIRE                                       [ ]     [ ]

                                                       FOR   AGAINST   ABSTAIN
2. Ratification of PricewaterhouseCoopers              [ ]     [ ]       [ ]
   LLP as independent accountants.

                                                       FOR   AGAINST   ABSTAIN
3. Shareholder Proposal                                [ ]     [ ]       [ ]
   (NOTE: THE TRUSTEES RECOMMEND
   A VOTE AGAINST THIS PROPOSAL)

                                            Date
                                                -------------------------------
                                  Please make sure to sign and date this Proxy using black or blue ink.

                                  ---------------------------------------------

                                  ---------------------------------------------
                                         Shareholder sign in the box above

                                  ---------------------------------------------

                                  ---------------------------------------------
                                     Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
         -         -      PLEASE DETACH AT PERFORATION     -         -


                  INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------

                  INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Income Trust on October 20, 1998, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth
in the Notice of Meeting dated August   , 1998 as follows:



                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------
    PLEASE MARK VOTES AS
[X] IN THE EXAMPLE USING
    BLACK OR BLUE INK                                             COMMON SHARES

                                                                        FOR ALL
                                                       FOR   WITHHOLD   EXCEPT
1. Election of three (3) Trustees:                     [ ]     [ ]        [ ]

   Edwin J. Garn,   Michael E. Nugent,   Philip J. Purcell

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                       FOR   AGAINST   ABSTAIN
2. Ratification of PricewaterhouseCoopers              [ ]     [ ]       [ ]
   LLP as independent accountants.

                                                       FOR   AGAINST   ABSTAIN
3. Shareholder Proposal                                [ ]     [ ]       [ ]
   (NOTE: THE TRUSTEES RECOMMEND
   A VOTE AGAINST THIS PROPOSAL)

                                            Date
                                                -------------------------------
                                  Please make sure to sign and date this Proxy using black or blue ink.

                                  ---------------------------------------------

                                  ---------------------------------------------
                                         Shareholder sign in the box above

                                  ---------------------------------------------

                                  ---------------------------------------------
                                     Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
         -         -      PLEASE DETACH AT PERFORATION     -         -


                  INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

-------------------------------------------------------------------------------
                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------